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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Martin Industries, Inc. (the "Company") on Form 10-Q for the period ended June 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John L. Duncan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) except that the financial statements in the Report have not been reviewed by an independent auditor because the Company has not yet retained an auditor to replace Arthur Andersen LLP; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:       /s/  JOHN L. DUNCAN
    ----------------------------------------

John L. Duncan
Chief Executive Officer
August 19, 2002